                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 26, 1996, included in ADC Telecommunications, Inc.'s Form 10-K for the year ended October 31, 1996, and to all references to our Firm included in this registration statement.

                                  /s/ ARTHUR ANDERSEN LLP


                                  ARTHUR ANDERSEN LLP
Minneapolis, Minnesota
July 24, 1997